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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 6, 2000
                                                         ----------------

                                ePresence, Inc.
                                ---------------
             (Exact Name of Registrant as Specified in its Charter)

                                 Massachusetts
                                 -------------
                 (State or Other Jurisdiction of Incorporation)

     0-20364                                         04-2798394
     -------                                         ----------
(Commission File Number)                  (I.R.S. Employer Identification No.)

                               120 Flanders Road
                         Westboro, Massachusetts 01581
          (Address of Principal Executive Offices, Including Zip Code)

                                (508) 898-1000
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired
      -------------------------------------------
      Not applicable.

(b)   Pro Forma Financial Information
      -------------------------------
      Not applicable.

(c)   Exhibits
      --------
      Analysts Presentation, dated November 6, 2000.

ITEM 9.   REGULATION FD DISCLOSURE

     The Registrant is attaching the Analysts Presentation as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ePRESENCE, INC.

Date: November 7, 2000                  /s/Richard M. Spaulding
                                        ----------------------------------
                                        Richard M. Spaulding
                                        Senior Vice President and
                                        Chief Financial Officer
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                                 Exhibit Index
                                 -------------

99.1      Analysts Presentation, dated November 6, 2000.